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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                  ___________

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        July 19, 2000


                                 GETTHERE INC.
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            (Exact name of registrant as specified in its charter)



        Delaware                      000-28105               94-3353973
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(State or other jurisdiction      (Commission File         (I.R.S. Employer
     of incorporation)                 Number)            Identification No.)


4045 Campbell Avenue, Menlo Park, California                     94025
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code        (650) 752-1500
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         (Former name or former address if changed since last report)
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Item 5.  Other Events

         On July 19, 2000, GetThere Inc., (the "Company") issued a press release announcing the execution of an Agreement and Plan of Merger for the acquisition of Plansite Corporation, d/b/a/ AllMeetings.com. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statement and Exhibits

         (c)  Exhibits.

              Exhibit
              Number  Description
              ------  -----------

              99.1  Press Release of GetThere Inc., issued on July 19, 2000.

                                       2
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    GETTHERE INC.



                    By:  /s/ Kenneth R. Pelowski
                         -----------------------
                         Kenneth R. Pelowski
                         Chief Operating Officer and
                         Chief Financial Officer

Dated: July 21, 2000

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                                 EXHIBIT INDEX


     Exhibit Number Exhibit
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        99.1        Press Release of GetThere Inc., issued on July 19, 2000

                                       4